UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2022

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36061	46-2346314
(Commission File Number)	(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the 2022 annual meeting of stockholders of Benefitfocus, Inc. (the “Company”), stockholders approved the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan (the “Plan”). The Plan increases the total number of shares of common stock reserved for issuance under the Plan to 15,929,525 shares. The Company’s board of directors approved the Plan on May 2, 2022, subject to stockholder approval.

You can find a summary of the principal features of the Plan in the definitive proxy statement for the Company’s 2022 annual meeting of stockholders, filed with the Securities and Exchange Commission on May 9, 2022 (the “Proxy Statement”), under the heading “Proposal No. 2 – Approval of the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan”. The summary of the Plan contained in the Proxy Statement is qualified in its entirety by the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 annual meeting on June 9, 2022 (the “Annual Meeting”). The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below.

At the 2022 Annual Meeting, stockholders elected four Class II Common Stock directors, for a one-year term expiring in 2023, or until his or her successor is duly elected and qualified, based on the following votes:

Class II Common Stock Directors	For	Against	Abstain	Broker Non-Votes
Douglas A. Dennerline	29,917,106	987,391	43,458	2,548,236
Alexander Lerner	30,854,073	79,644	14,238	2,548,236
John J. Park	30,098,122	835,595	14,238	2,548,236
Coretha M. Rushing	29,999,128	932,157	16,670	2,548,236

Additionally, the holders of all of the Company’s 1,777,778 shares of Series A Convertible Preferred Stock (entitled to an aggregate of 5,333,334 votes) elected one Preferred Stock director, Zeynep Young, for a one-year term expiring in 2023, or until her successor is duly elected and qualified, with no shares voting against and no abstentions or broker non-votes.

Stockholders also approved the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan, as described in Item 5.02 above. The vote for this proposal was 27,217,670 shares for, 3,395,677 shares against, 334,608 shares abstaining, and 2,548,236 broker non-votes.

Stockholders also voted on a nonbinding resolution approving, on an advisory basis, the Company’s 2021 named executive officer compensation as disclosed in the Proxy Statement. The vote on the resolution was approved with 29,516,707 shares for, 1,421,226 shares against, 10,022 shares abstaining, and 2,548,236 broker non-votes.

Lastly, stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The vote for such ratification was 33,484,535 shares for, 2,751 shares against, 8,905 shares abstaining, and no broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date: June 13, 2022	/s/ Alpana Wegner
Alpana Wegner
Chief Financial Officer